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           MASTER SERVICER'S CERTIFICATE
         (Delivered pursuant to Section 4.9
    of the Master Sale and Servicing Agreement)


           HOUSEHOLD FINANCE CORPORATION,
                    Master Servicer
       HOUSEHOLD AUTO RECEIVABLES CORPORATION

           HOUSEHOLD AUTOMOTIVE TRUST III
            Class A Notes, Series 1999-1


1.   This Certificate relates to the Distribution           May 17, 2000
Date occurring on

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2.  Series 1999-1 Information

(a)  The amount of Collected Funds with respect to        $32,471,742.09
the Collection Period was equal to

(b)  The amount of Available Funds with respect to        $32,483,837.09
the Collection Period was equal to

(c)  The  Liquidated Receivables for the Collection        $9,009,689.18
Period was equal to

(d)  Net Liquidation Proceeds for the Collection           $4,850,425.14
Period was equal to
        (i) The annualized net default rate                   7.0294100%

(e)  The principal balance of Series 1999-1
Receivables at the beginning
        of the Collection Period was equal to            $723,078,687.99

(f)  The principal balance of Series 1999-1
Receivables on the last day
        of the Collection Period was equal to            $696,988,380.32

(g)  The aggregate outstanding  balance of the
Series 1999-1 Receivables which were one
        payment (1-29 days) delinquent as of the
close of business on the last day of the
        Collection Period with respect to such            $41,465,000.00
Distribution Date was equal to

(h)  The aggregate outstanding  balance of the
Series 1999-1 Receivables which were two
        payments (30-59 days) delinquent as of the
close of business on the last day of the
        Collection Period with respect to such            $10,722,000.00
Distribution Date was equal to

(i)  The aggregate outstanding  balance of the
Series 1999-1 Receivables which were three or
        more payments (60+ days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to such             $5,508,000.00
Distribution Date was equal to

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(j)  The Base Servicing Fee paid on the Distribution       $1,807,696.72
Date was equal to

(k)  The Principal Distributable Amount for the           $17,089,151.53
Distribution Date was equal to

(l)  The Principal Amount Available for the               $29,918,585.52
Distribution Date was equal to

(m)  The Aggregate Note Principal Balance was equal      $473,616,540.64
to

(n)  The Aggregate Optimal Note Principal Balance        $456,527,389.11
was equal to

(o)  The Targeted Credit Enhancement Amount was          $261,370,642.62
equal to

(p)  The Targeted Credit Enhancement Amount as a
percentage of the Pool
       Balance on the Distribution Date was equal to         37.5000000%

(q)  The Targeted Reserve Account Balance was equal       $20,909,651.41
to

(r)  The Reserve Account Deposit Amount for the                    $0.00
Distribution Date

(s)  The Maximum Reserve Account Deposit Amount for        $3,828,277.85
the Distribution Date

(t)  The Reserve Account Shortfall for the                         $0.00
Distribution Date

(u)  The amount on deposit in the Reserve Account         $20,909,651.41
after distributions was equal to

(v)  The amount on deposit in the Reserve Account as
a percentage of the Pool
       Balance on the Distribution Date was equal to          3.0000000%

(w)  The Targeted Overcollateralization Amount was       $240,460,991.21
equal to

(x)   The ending overcollateralization was equal to      $240,460,991.21

(y)  The ending overcollateralization as a
percentage of the Pool Balance on the
       Distribution Date was equal to                        34.5000000%

(z)  The Weighed Average Coupon (WAC) was equal to           19.4710000%

(aa)  The Weighed Average Remaining Maturity (WAM)
was equal to                                                          48

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3.  Noteholder Information
(a) Class A-1
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                              $0.00
   2.   Principal Distribution per $1,000                          $0.00
   3.   Interest Distribution per $1,000                           $0.00

B.  Calculation of Class A-1 Interest Due
   1.   Class A-1 related Note Rate                            5.106000%
   2.   Class A-1 principal balance - beginning of                 $0.00
period
   3.   Accrual convention                                    Actual/360
   4.   Days in Interest Period
                                                                      30
   5.   Class A-1 interest due                                     $0.00
   6.   Class A-1 interest paid                                    $0.00
   7.   Class A Interest Carryover Shortfall with                  $0.00
respect to Class A-1
   8.   Class A-1 unpaid interest with respect to                  $0.00
the Distribution Date

C.  Calculation of Class A-1 principal balance
   1.  Class A-1 principal balance - beginning of                  $0.00
period
   2.  Class A-1 principal - amount due                            $0.00
   3.  Class A-1 principal - amount paid                           $0.00
   4.  Class A-1 principal balance - end of period                 $0.00
   5.  Class A Principal Carryover Shortfall with                  $0.00
respect to Class A-1
   6.  Class A-1 unpaid principal with respect to                  $0.00
the Distribution Date
   7.  Class A-1 Notes as a percentage of the total            0.000000%
Notes outstanding on the Distribution Date
   8.  Class A-1 Notes as a percentage of the Pool             0.000000%
Balance on the Distribution Date

(b) Class A-2
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                             $98.49
   2.   Principal Distribution per $1,000                         $94.82
   3.   Interest Distribution per $1,000                           $3.66

B.  Calculation of Class A-2 Interest Due
   1.    Class A-2 related Note Rate                           5.719000%
   2.   Class A-2 principal balance - beginning of       $138,556,540.64
period
   3.   Accrual convention                                    Actual/360
   4.   Days in Interest Period
                                                                      30
   5.   Class A-2 interest due                               $660,337.38
   6.   Class A-2 interest paid                              $660,337.38
   7.   Class A Interest Carryover Shortfall with                  $0.00
respect to Class A-2
   8.   Class A-2 unpaid interest with respect to                  $0.00
the Distribution Date

C.  Calculation of Class A-2 principal balance
   1.  Class A-2 principal balance - beginning of        $138,556,540.64
period
   2.  Class A-2 principal - amount due                   $17,089,151.53
   3.  Class A-2 principal - amount paid                  $17,089,151.53
   4.  Class A-2 principal balance - end of period       $121,467,389.11
   5.  Class A Principal Carryover Shortfall with                  $0.00
respect to Class A-2
   6.  Class A-2 unpaid principal with respect to                ($0.00)
the Distribution Date
   7.  Class A-2 Notes as a percentage of the total           26.606813%
Notes outstanding on the Distribution Date
   8.  Class A-2 Notes as a percentage of the Pool            17.427463%
Balance on the Distribution Date
   9.  Class A-1 and A-2 Notes as a percentage of             17.427463%
the Pool Balance on the Distribution Date

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(c) Class A-3
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                              $5.28
   2.   Principal Distribution per $1,000                          $0.00
   3.   Interest Distribution per $1,000                           $5.28

B.  Calculation of Class A-3 Interest Due
   1.    Class A-3 related Note Rate                           6.330000%
   2.    Class A-3 principal balance - beginning of      $156,010,000.00
period
   3.    Accrual convention                                       30/360
   4.   Class A-3 interest due                               $822,952.75
   5.   Class A-3 interest paid                              $822,952.75
   6.   Class A Interest Carryover Shortfall with                  $0.00
respect to Class A-3
   7.   Class A-3 unpaid interest with respect to                  $0.00
the Distribution Date

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning of        $156,010,000.00
period
   2.  Class A-3 principal - amount due                            $0.00
   3.  Class A-3 principal - amount paid                           $0.00
   4.  Class A-3 principal balance - end of period       $156,010,000.00
   5.  Class A Principal Carryover Shortfall with                  $0.00
respect to Class A-3
   6.  Class A-3 unpaid principal with respect to                  $0.00
the Distribution Date
   7.  Class A-3 Notes as a percentage of the total           34.173196%
Notes outstanding on the Distribution Date
   8.  Class A-3 Notes as a percentage of the Pool            22.383443%
Balance on the Distribution Date
   9.  Class A-1, A-2 and A-3 Notes as a percentage           39.810906%
of the Pool Balance on the Distribution Date

(d) Class A-4
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                              $5.54
   2.   Principal Distribution per $1,000                          $0.00
   3.   Interest Distribution per $1,000                           $5.54

B.  Calculation of Class A-4 Interest Due
   1.    Class A-4 related Note Rate                           6.650000%
   2.    Class A-4 principal balance - beginning of      $179,050,000.00
period
   3.    Accrual convention                                       30/360
   4.   Class A-4 interest due                               $992,235.42
   5.   Class A-4 interest paid                              $992,235.42
   6.   Class A Interest Carryover Shortfall with                  $0.00
respect to Class A-4
   7.   Class A-4 unpaid interest with respect to                  $0.00
the Distribution Date

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning of        $179,050,000.00
period
   2.  Class A-4 principal - amount due                            $0.00
   3.  Class A-4 principal - amount paid                           $0.00
   4.  Class A-4 principal balance - end of period       $179,050,000.00
   5.  Class A Principal Carryover Shortfall with                  $0.00
respect to Class A-4
   6.  Class A-4 unpaid principal with respect to                  $0.00
the Distribution Date
   7.  Class A-4. Notes as a percentage of the total          39.219991%
Notes outstanding on the Distribution Date
   8.  Class A-4 Notes as a percentage of the Pool            25.689094%
Balance on the Distribution Date
   9.  Class A-1, A-2, A-3 and A-4 Notes as a                 65.500000%
percentage of the Pool Balance on the Distribution
Date


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